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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 27, 2003 (except Notes 1, 12 and 23 as to which the date is September 9, 2003) in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-101921) and related Prospectus of TODCO (formerly R&B Falcon Corporation and Subsidiaries) dated September 12, 2003.



                       /s/ Ernst & Young LLP

Houston, Texas
September 9, 2003